Allstate Life Insurance Company

Allstate Life Insurance Company Variable Life Account

Supplement, dated September 17, 2010 to

The Morgan Stanley Single Premium Variable Life Policy

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable life policies issued by Allstate Life Insurance Company.

Name Change and Objective Change

UIF International Magnum Portfolio, Class I

Allstate Life Insurance Company has received notice that the UIF International Magnum Portfolio, Class I will change its name to the UIF Global Tactical Asset Allocation Portfolio, Class I, effective on or about October 29, 2010. We will change the name of the corresponding Variable Sub-account to reflect the change in the underlying Portfolio. In addition, the investment objective of the portfolio and corresponding sub-account will be changed from “seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries” to “seeks total return,” effective on or about October 29, 2010.

There has been no change in the fund’s investment advisor as a result of these changes.

If you have any questions regarding your policy, please contact your financial representative or call our Customer Service Center at 1-800-822-8773.

For future reference, please keep this supplement together with your prospectus.